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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) September, 2000


                                CHEVY CHASE BANK, F.S.B.
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                (Exact name of registrant as specified in its charter)

          United States               333-36424              52-0897004
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 (State or Other Jurisdiction of  (Commission File        (I.R.S. Employer
         Incorporation)                Number)           Identification No.)


     8401 Connecticut Avenue
  Chevy Chase, Maryland 20815                               20815
 (Address of Principal Executive                 ------------------------------
             Offices)                                    (Zip Code)

         Registrant's telephone number, including area code  (301) 986-7000
                                                             ------------------

                                   No Change
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         (Former name or former address, if changed since last report)

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     Item 7.  Financial Statements, Pro Forma Financial Information and
              Exhibits.
              ----------------------------------------------------------

     (a)   Not applicable

     (b)   Not applicable

     (c)   Exhibits:

                   8.1 Opinion of Dewey Ballantine LLP regarding certain tax
                       matters.

                  23.1 Consent of Arthur Andersen LLP, independent accountants.

                  25.1 Form T-1 Statement of Eligibility.

                                  SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                    CHEVY CHASE BANK, F.S.B., on behalf of Chevy Chase Auto Receivables Trust 2000-2

                    Registrant



                    By:     /s/ Mark A. Holles
                           -------------------
                    Name:  Mark A. Holles
                    Title: Group Vice President




Dated:  September 8, 2000

                                 EXHIBIT INDEX
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Exhibit No.      Description
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Exhibit 8.1      Opinion of Dewey Ballantine LLP regarding certain tax matters.

Exhibit 23.1     Consent of Arthur Andersen LLP, independent accountants.

Exhibit 25.1.    Form T-1 Statement of Eligibility